SUN CAPITAL ADVISERS TRUST

Sun Capital Money Market Fund

Supplement dated May 1, 2009
To the Initial Class and Service Class Prospectuses, each dated May 1, 2009

The Sun Capital Money Market Fund (the “Money Market Fund”) participates in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009.

The Program protects the share balance of any shareholder of record in the Money Market Fund as of the close of business on September 19, 2008 (“Covered Shareholder”); it does not protect investors who were not shareholders of record in the Money Market Fund on that date.  The Program covers only the amount a shareholder held in the Money Market Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a guarantee event occurs, whichever is less.  A guarantee event generally would occur if the Money Market Fund’s market-based net asset value per share were less than $0.995.  The Program will cover total claims by all industry participants of up to $50 billion.  If claims exceed that amount, they will be paid in the order received until the U.S. Treasury’s guarantee fund is exhausted.  Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of your shares.

This is the second time the U.S. Treasury has extended the Program.  As with the previous phases of the Program, participation in this extension required a payment to the U.S. Treasury in an amount equal to 0.015% of the net asset value of the Money Market Fund as of September 19, 2008.  The expenses associated with participation in this extension were borne by the Money Market Fund.

The Program is not expected to continue beyond September 18, 2009.

Additional information about the Program is available at http://www.ustreas.gov.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE